                         SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]  Definitive Information Statement


                         AMALGAMATED ENTERTAINMENT, INC.
               (Name of Registrant as Specified in its Charter)

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                    AMALGAMATED ENTERTAINMENT, INC.

                        57 West Pine Street
                      Orlando, Florida 32801

                   Telephone No.: 407-245-3636

                      Facsimile No.: 407-245-2943


                      INFORMATION STATEMENT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                  REQUESTED NOT TO SEND A PROXY


                        TABLE OF CONTENTS

Introduction

Dissenters' Rights of Appraisal

Interest of Certain Persons in Matters to be Acted Upon

Voting Securities and Principal Holders Thereof

     Voting Securities

     Security Ownership of Principal Holders and Management

     Contractual Arrangements Regarding Changes in Control and Changes in Control Since the Beginning of the Last Fiscal Year

Amendments to the Articles of Incorporation

     Name Change and Capital Increase

     Stock Certificates

Vote Required for Approval

Additional Information

                          INTRODUCTION

     This Information Statement is being furnished to stockholders of Amalgamated Entertainment, Inc., a Delaware corporation ("Amalgamated"), in connection with resolutions providing for amendments to its Articles of Incorporation to change the name of Amalgamated to "MegaMedia Network, Inc." (the "Name Change") and to increase its authorized capital from 25,000,000 shares of $0.01 par value common stock to 50,000,000 shares of $0.01 par value common stock (the "Capital Increase").

     The Board of Directors and persons owning a majority of the outstanding voting securities of Amalgamated have unanimously adopted, ratified and approved resolutions to effect the Name Change and Capital Increase; no other votes are required or necessary. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," below.

     The Name Change and Capital Increase will be effective on the 21st day following the mailing of a definitive copy of this Information Statement to the Amalgamated stockholders (the "Effective Date").

     On or about July 23, 1999, Amalgamated filed a 10-SB Registration Statement with the Securities and Exchange Commission, which may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the EDGAR Archives. Amalgamated is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                           DISSENTERS' RIGHTS OF APPRAISAL

     The General Corporation Law of the State of Delaware (the "Delaware Law")does not provide for dissenters' rights of appraisal in connection the Name Change and Capital Increase.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to Amalgamated's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
-----------------

     The securities that would have been entitled to vote if a meeting was required to be held to effect the Name Change and Capital Increase consist of shares of $0.01 par value common stock of Amalgamated. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the date hereof, the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendments to Amalgamated's Articles of Incorporation, is 13,000,000.

Security Ownership of Principal Holders and Management.
------------------------------------------------------

     To the knowledge of management and based upon a review of the stock ledger maintained by Amalgamated's transfer and registrar agent, Atlas Stock Transfer of Salt Lake City, Utah, the following table sets forth the beneficial ownership of persons who own more than five percent of Amalgamated's common stock as of the date hereof, and the share holdings of management, to-wit:


                             Positions                Number and Percentage
Name and Address               Held               of Shares Beneficially Owned
----------------               ----               ----------------------------

Internet Online               Stockholder              3,487,122 - 26.8%
Services, Inc.
6101 West Century Blvd.,
 Suite 1401
Los Angeles, CA 90045

William A. Mobley, Jr.        Sole Director,           2,615,341 - 20%
829 Hickory Hill Court        President and
Orlando, Florida 32828        Secretary

David G. Marshlack            Stockholder                697,424 - 5.3%
412 East Madison Street,
 10th Floor
Tampa, FL 33602

Capital Access Management     Stockholder              3,487,122 - 26.8%
Group, Inc.
c/o Christopher Flannery, Esq.
200 Broad Street, 6th Floor
Philadelphia, PA 19102

Duane S. Jenson               Stockholder                875,000 - 6.7%
5525 South 9th East, #110
Salt Lake City, UT 84117

Jeff Jenson                   Stockholder                875,000 - 6.7%
5525 South 9th East, #110
Salt Lake City, UT 84117

     *    Internet Online Services, Inc., William A. Mobley and
          Capital Access Management Group, Inc. have adopted, ratified and approved resolutions to effect the Name
          Change and Capital Increase; no other votes are required or necessary. See the caption "Vote Required for Approval," below.

Contractual Arrangements Regarding Changes in Control and Changes in Control Since the Beginning of the Last Fiscal Year
-------------------------------------------

     On October 6, 1999, Amalgamated entered into an Agreement and Plan of Reorganization (this "Agreement")with MegaMedia Networks, Inc., a Nevada corporation ("MegaMedia"), and all of the MegaMedia stockholders, pursuant to which Amalgamated acquired 100% of the outstanding securities of MegaMedia in exchange for 10,461,367 shares of common stock of Amalgamated. An 8-K Current Report dated October 7, 1999, regarding this Agreement, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.




                 AMENDMENTS TO THE ARTICLES OF INCORPORATION

Name Change and Capital Increase
--------------------------------

     The Board of Directors and majority stockholders have proposed the Name Change and Capital Increase to better fit the needs of the Company with respect to the recent acquisition of MegaMedia.

     A Certificate of Amendment will be filed with the Secretary of State of Delaware, reflecting the Name Change and Capital Increase, and indicating that the Effective Date of these amendments will be the 21st day following the mailing of a definitive copy of this Information Statement to the stockholders.

Stock Certificates
------------------

     New stock certificates taking into account the Name Change and Capital Increase may be obtained from Atlas Stock Transfer, whose address and telephone number are as follows: 5899 South State, Murray, Utah 84107;
Telephone: 801-266-7151. A transfer fee of $15 must accompany each transfer for each new stock certificate requested. Stock certificates being transferred into the present owner's name need not be signed or guaranteed; those being transferred to someone other than the present record owner must be signed and bear a "Medallion Member" bank or broker/dealer signature guarantee.

                          VOTE REQUIRED FOR APPROVAL

     Name Change and Capital Increase
     --------------------------------

     Section 242 of the Delaware Law provides an outline of the scope of amendments that a Delaware corporation can make to its Articles of Incorporation. These include the Name Change and Capital Increase as proposed.

     The procedure and requirements to effect an amendment to the Articles of Incorporation of a Delaware corporation are set forth in this Section. This Section provides that the proposed amendments must first be adopted by the Board of Directors, submitted to the stockholders for their consideration at a special or annual meeting and must be approved by persons owning a majority of the outstanding voting securities.

     Section 228 provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

     The Board of Directors of Amalgamated and persons owning in excess of 92% of the outstanding voting securities of Amalgamated have adopted, ratified and approved the Name Change and Capital Increase (see the heading "Security Ownership of Principal Holders and Management," of the caption "Voting Securities and Principal Holders Thereof," above). No further votes are required or necessary to effect the proposed amendments.

                             ADDITIONAL INFORMATION

     Additional information concerning Amalgamated, including its annual and quarterly reports for the past twelve months and its 10-SB Registration Statement, as amended, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at www.sec.gov.

                              BY ORDER OF THE BOARD OF DIRECTORS



November 1, 1999              William A. Mobley, Jr.
                              President, CEO and Director